Exhibit 99.1

Barclay’s CEO Energy-Power Conference  September 2018  FORWARD LOOKING STATEMENTS

Disclaimer and Forward-Looking Statements  FORWARD LOOKING STATEMENTS  This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure by one or more of our significant customers to amounts when due, or at all; changes in customer requirements in markets or industries we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long-term business plans and growth strategies; the effects of recent or future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; adverse weather conditions in oil or gas producing regions; the loss of, or interruption or delay in operations by, one or more of our key suppliers; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; the loss of, or inability to attract, key management personnel; a shortage of qualified workers; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our new credit facility. For additional information regarding known material factors that could affect our operating results and performance, please see Quintana Energy Services Inc.’s (“Quintana,” “QES,” “Company,” “us,” “we” or “our”) most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and recent Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.All information in this presentation is as of June 30, 2018 unless otherwise indicated.Non-GAAP Financial Measures: This presentation includes Adjusted EBITDA, a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see the Appendix slide(s) for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP, or pro forma net income (loss) prepared and presented in accordance with Article 11 of Regulation S-X, to Adjusted EBITDA.

3  Multi-Service Offering Across Diverse Geographic Base with In-Basin ScaleHigh-Quality and Broad Customer Base Strong Balance Sheet with Returns-Focused MentalitySignificant Growth OpportunitiesDemonstrated Consolidator with Proven Ability to Achieve SynergiesRecent Results Reflect Significant Operating Leverage  1  2  3  4  5  6  Investment Highlights  FORWARD LOOKING STATEMENTS

QES Overview

QUINTANA ENERGY SERVICES

COMPANY OVERVIEW

- **Growth-oriented** provider of **diversified oilfield services** focused on **U.S. unconventional resources**
- **Multi-service** offering **positioned across the well lifecycle**
- **Broad customer base** supported by **differentiated level of service** and **operating performance** that drives **strong relationships** with leading E&P operators
- Platform to **redeploy existing assets** and **deploy new assets** at **attractive returns**
- Pursue **strategic, accretive consolidation** opportunities

DIVERSIFIED, MULTI-SERVICE UNCONVENTIONAL OFFERING

Directional Drilling	▪ **116 measurement while-drilling** ("MWD") kits and fleet of downhole motors ▪ **Vertically integrated** with in-house manufacturing, support and logistics
Pressure Pumping	▪ Hydraulic fracturing, cementing and acidizing services via **267,000 total hydraulic horsepower** ("HHP") ▪ Activity currently focused on **large unconventional fracs** in the **Mid-Continent** and Rocky Mountain region
Pressure Control	▪ **23 coiled tubing units, 36 rig-assisted snubbing units, 24 nitrogen pumping units**, specialized well control services and ancillary services ▪ **Will exit Q3 with 10 large diameter coiled tubing units** ▪ **In-house manufacturing, repair and refurbishment** capabilities
Wireline	▪ **Full range of purpose-built pump-down** and **cased-hole wireline** units ▪ **43 wireline units from 8 locations** ▪ Exclusive rights to proprietary leak detection and 3D wellbore imaging tools

UNCONVENTIONAL FOCUS



HQ - Houston
Support Facilities
Directional Drilling (6)
Pressure Pumping (10)
Pressure Control (9)
Wireline (8)

DIVERSIFIED BUSINESS MODEL

Revenue by Segment (1)



Pressure Pumping, 37%
Directional Drilling 29%
Pressure Control, 21%
Wireline, 13%

Revenue by Region



Mid Continent, 48%
Permian Basin, 25%
Eagle Ford, 14%
Rockies, 6%
Marcellus / Utica, 3 %
Haynesville / ETX 4%
Other, 0%

Note: As of June 30, 2018.
(1) Percentages may not sum to 100% due to rounding.

FORWARD LOOKING STATEMENTS 4

 QES vs. Key Competitors   FORWARD LOOKING STATEMENTS Direct Drilling Pressure Pumping Coiled Tubing Rig-Assisted Snubbing Wireline

Diverse Geographic Base Across Major Unconventional Basins

QUINTANA ENERGY SERVICES

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

(As of June 30, 2018)

- ✓ QES has a strong presence in **multiple major basins**
- ✓ We provide services for **extended reach wells across NAM**

36 Locations Across the U.S.

- **1,498** employees (1)
- **267,000** total HHP
- **116** MWD kits
- **43** wireline units
- **23** coiled tubing units
- **36** rig-assisted snubbing units
- **24** nitrogen pumping units
- **30** fluid and combo pumping units



HQ - Houston
Support Facilities
Directional Drilling (6)
Pressure Pumping (10)
Pressure Control (9)
Wireline (8)
Ponca City
Oklahoma City
Willis

Division	Permian	Mid Continent	Marcellus/ Utica	DJ/Powder River	Eagle Ford	Haynesville	Fayetteville	Bakken
Directional Drilling	✓	✓	✓	✓	✓	✓	✓	✓
Pressure Pumping	✓	✓		✓				
Pressure Control	✓	✓	✓	✓	✓	✓	✓	✓
Wireline	✓	✓		✓	✓	✓		

✓ Active QES Region

(1) As of June 30, 2018.

FORWARD LOOKING STATEMENTS 6

Differentiated Directional Drilling Exposure – Drilling the Toughest Wells  Consistently active for premier operators in all major unconventional oil and gas basinsLong history of drilling the most complicated wells on the largest and most complex pads in the U.S.Experience on 20+ well pads and 2-mile+ lateralsOperational performance demonstrated by a recent job where QES’ directional drilling equipment averaged 5,000 feet drilled in every 24-hour period throughout the well~86% of QES’ directional drilling revenue is from “follow-me rigs,” which is generally a recurring activity as QES follows a drilling rig from well-to-well Averaged 61 rigs on revenue in Q2 2018 exiting the quarter with 65 rigs on revenue in June 2018Vertically-integrated, 30,000 square foot facility in Willis, TX allows critical in-house machining, repair and testing of equipment  QES RIGS ON REVENUE and Market Share  Dayrate & Utilization   QES Rigs on Revenue  QES Market Share  Follow-me rigs involve non-contractual, generally recurring services as our directional drilling team members follow a drilling rig from well-to-well or pad-to-pad for multiple wells, and in some cases, multiple years.Rigs on revenue represents the number of rigs earning revenues during a given time period, including days that standby revenues are earned.Market share calculated as number of QES Rigs on Revenue divided by US horizontal rig count provided by Baker Hughes  Multi-Service Offering and Diverse Geographic Base  High Quality Customer Base  Strong Balance Sheet Focused on Returns  Significant Growth Opportunities  Demonstrated Consolidator  Significant Operating Leverage  DIRECTIONAL DRILLING  FORWARD LOOKING STATEMENTS  Utilization   Dayrate   0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 0 10 20 30 40 50 60  Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 (1) Follow-me rigs involve non-contractual, generally recurring services as our directional drilling team members follow a drilling rig from well-to-well or pad-to-pad for multiple wells, and in some cases, multiple years. (2) Rigs on revenue represents the number of rigs earning revenues during a given time period, including days that standby revenues are earned. (3) Market share calculated as number of QES Rigs on Revenue divided by US horizontal rig count provided by Baker Hughes 33% 34% 35% 36% 37% 38% 39% 40% $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 32%

Premier Unconventional Frac Business with Cementing and Conventional Upside  As of June 30, 2018, QES had 267,00 HHP, of which 244,000 HHP was dedicated to hydraulic fracturing4 active frac spreads currently operating in the Mid-Con Fourth frac spread added in late Q2 2018 for $20 millionCurrently not exploring additional spreads in 2019 due to inadequate risk-adjusted returns In-basin scale and presence in the Mid-Continent with two pressure pumping facilities, sand handling and transload in Enid, OK and multi-year proppant supply contracts for 167,000 average annual tons through 2020High quality equipment with the majority of pressure pumping equipment built in the last two yearsCompleted 1,908 stages in the first half of 2018Significant upside potential from conventional activity  Frac Stages & RevEnue Per Stage 1  QES Frac Spread  Multi-Service Offering and Diverse Geographic Base  High Quality Customer Base  Strong Balance Sheet Focused on Returns  Significant Growth Opportunities  Demonstrated Consolidator  Significant Operating Leverage  PRESSURE PUMPING  FORWARD LOOKING STATEMENTS  Frac Stages  Revenue per Frac Stage   Deployed Spread 3 in Q4 2017 and Spread 4 at the end of Q2 2018
FRAC STAGES & REVENUE PER STAGE 1 (1) Deployed Spread 3 in Q4 2017 and Spread 4 at the end of Q2 2018  Revenue per Frac Stage $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 0 200 400 600 800 1,000 1,200  Frac Stages Frac Stages Frac Revenue Per Stage

Pressure Control Solutions Suited For Extended-Reach Laterals  Coiled tubing services are a fast and reliable solution for live well interventions, but can be depth limited and risk complications in extended-reach interventions Rig-assisted snubbing units are capable of longer extended-reach interventions, but are more time-consuming than coiled tubing interventions  QES is highly skilled in both services Many extended-reach wells leverage both methods to optimize interventions QES has a solution for substantially all extended-reach interventions  Specialized Equipment Differentiated Service Live Well Intervention Fast >25,000’ Depth Coiled Tubing  Rig-Assisted Snubbing  Multi-Service Offering and Diverse Geographic Base  High Quality Customer Base  Strong Balance Sheet Focused on Returns  Significant Growth Opportunities  Demonstrated Consolidator  Significant Operating Leverage  PRESSURE CONTROL  FORWARD LOOKING STATEMENTS

Repositioned Coiled Tubing Fleet in 2018   QES Coiled Tubing Fleet  2.625” Coiled Tubing Unit  Multi-Service Offering and Diverse Geographic Base  High Quality Customer Base  Strong Balance Sheet Focused on Returns  Significant Growth Opportunities  Demonstrated Consolidator  Significant Operating Leverage  FORWARD LOOKING STATEMENTS  CT Units By Size   % Large Diameter  PRESSURE CONTROL  QES is a top 7 provider of coiled tubing (“CT”) to the US onshore market 1Will exit Q3 2018 with 10 large diameter coiled tubing units, a 67% increase after entering the year with 6 large diameter unitsAdded one new build 2.625” unit and upgraded unutilized 2.00” units into 2.625” units 44% of QES CT fleet will be large diameter as of Q3 2018   Source: Simmons and Company Research as of June 21, 2018 QES COILED TUBING FLEET 4 4 13 12 12 10 6 7 7 10 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 05 10 15 20 254 4 30 CT Units By Size % Large Diameter  Q4 2017 Q1 2018 Q2 2018 Q3 2018P < 2" Units 2" Units Large Diamater % Large Diameter

Complementary Wireline Business

QES WIRELINE

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- Combination of **greenfield wireline business** started by QES in 2015 and the **wireline operations of Archer NAM**
  - Between Jan 2017 and June 2018, we **completed 14,849 stages with a 98.3% success rate**
- **Full range of cased-hole wireline services** to the Permian Basin, Eagle Ford, Mid-Continent including the SCOOP/STACK, Haynesville, DJ/Powder River Basin and North Slope
  - Horizontal pump-down market **highly-complementary to pressure pumping services**, presenting numerous cross-sell opportunities
- Services include **cased-hole logging, perforating and mechanical services, pipe recovery, injection profile logging and industrial logging** (cavern, storage and injection wells)
  - **Exclusive license to operate Archer's POINT® and SPACE® systems**

QES WIRELINE UNIT


QES

FOCUSED ACROSS
PERMIAN, EAGLE FORD AND MID-CON


Guthrie
Levelland
Fort Worth
Cresson
Longview
Odessa
Rosharon
Alice
Wireline Locations

FORWARD LOOKING STATEMENTS 11

High-Quality and Broad Customer Base  Strong, long-standing customer relationships across our four business segmentsServed more than 900 customers for the six months ending June 30, 2018Diverse customer base, with no customer representing greater than 14% of revenues  Key customers    Average Length of RelationshipBy Division (Top 10 Customers) (1)  Note: Customer percentages shown as of three months ended June 30, 2018.(1) Customer of QES or predecessors. Directional Drilling  Pressure Pumping  Pressure Control  Wireline  Multi-Service Offering and Diverse Geographic Base  High Quality Customer Base  Strong Balance Sheet Focused on Returns  Significant Growth Opportunities  Demonstrated Consolidator  Significant Operating Leverage  6 years  5 years  9 years  8 years  FORWARD LOOKING STATEMENTS  0 2 4 6 8 10
Note: Customer percentages shown as of three months ended June 30, 2018. (1) Customer of QES or predecessors.

Strong Balance Sheet with Returns-Focused Mentality

QUINTANA ENERGY SERVICES

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

($ in millions)

FINANCIAL AND CAPITALIZATION STRATEGY

- Our management team **focuses on returns** and consistently **tracks and analyzes** QES' returns
- We **maintain a disciplined approach,** evaluating organic growth opportunities and accretive acquisitions, while meeting our **financial return targets and creating value for our shareholders**
- **Conservative capitalization** with net debt position of $23 million
- **Cash of $8 million** and **net availability of $59 million,** providing financial flexibility and ability to pursue attractive growth

JUNE 2018 BALANCE SHEET

Assets	6/30/18
Cash	$8.2
Accounts Receivable	95.4
Accounts Receivable, Unbilled	12.8
Inventory	27.7
Prepaid	4.6
Total Current Assets	**$148.9**
PP&E, Net	151.4
Intangibles, Net	9.9
Other Assets	1.7
Non-Current Assets	**$163.0**
Total Assets	**$311.9**

Liabilities & Stockholder's Equity	6/30/18
Accounts Payable	$40.5
Accrued Liabilities	34.8
Current Portion of CLO	0.4
Total Current Liabilties	**$75.7**
LT Debt	31.0
Capital Lease Obligations	3.6
Deferred Tax Liability	0.0
Other LT Liabilities	0.2
Total Liabilities	**$110.5**
Stockholders' Equity	**$201.4**
Total Liabilities & SH Equity	**$311.9**

Note: Numbers may not foot due to rounding

FORWARD LOOKING STATEMENTS 13

Positioned For Growth

QUINTANA ENERGY SERVICES

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- QES will continue to pursue **organic growth** and **selected acquisition growth** opportunities subject to **meeting investment objectives** and **creating value for shareholders**
- **Proven consolidator** of a highly fragmented industry

	Redeploy Existing Asset Base	Organic Growth Opportunities	Accretive Acquisitions or Consolidation
Directional Drilling	✓ 39% Current Utilization	✓	✓
Pressure Pumping	✓ Deployed Spread 4 in Late Q2	✓ Additional Spreads	✓
Pressure Control	✓ 31% Current Utilization (1)	✓ Large Diameter Coiled Tubing	✓
Wireline	✓ 39% Current Utilization	✓	✓
	Continue to redeploy existing equipment	Organically grow high-returns businesses	Build upon experience from historical transactions

Note: Current utilization as of June 30, 2018. Utilization calculated as days worked in the period divided by the product of equipment units (both crewed and calendar days in the period unscrewed) and

(1) Represents the weighted average utilization of coiled tubing, rig-assisted snubbing, nitrogen and well control.

FORWARD LOOKING STATEMENTS 14

Strategic Consolidation Blueprint – Archer NAM Case Study

QES QUINTANA ENERGY SERVICES

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- On November 23, 2015, Archer NAM entered into an agreement to contribute its pressure pumping, directional drilling, pressure control and wireline divisions adding new exposure in the Permian Basin, East Texas, Bakken, Utica and Arkansas; and strengthened footprint in the Mid-Continent, Gulf Coast and Rocky Mountain regions

Strategic Fit	▪ Operated in **3 of the 4 same business lines** and in many of the same markets ▪ Enabled **expansion into Pressure Control** through Archer's **premier Great White Platform**
Efficiencies and Synergies	▪ Material cost synergies from known, executable efficiencies, including reduction in employees and closure and consolidation of facilities – Realized **total annual cost savings** greater than **$20 million**
Attractive Structure and Valuation	▪ All equity transaction, **cash-free and debt-free**, which **enhanced QES' balance sheet** ▪ Valuation was **based on 2014 relative performance** and **QES outperformed Archer** in 2014 **on a smaller asset base**
People	▪ Evaluated the **people, culture and leadership** and **retained key leaders** ▪ Considered **the stakeholders,** specifically our **new partners** and their objectives

SERVICE LINE CONTRIBUTIONS AND ASSET SUMMARY

	Directional Drilling	Pressure Pumping	Pressure Control	Wireline
QES	✓	✓		✓
Archer NAM	✓	✓	✓	✓
Combined	✓	✓	✓	✓

FORWARD LOOKING STATEMENTS 15

Financial Summary  ($ in millions)  Historical financial summary  (1) Includes unallocated corporate expense.  Multi-Service Offering and Diverse Geographic Base  High Quality Customer Base  Strong Balance Sheet Focused on Returns  Significant Growth Opportunities  Demonstrated Consolidator  Significant Operating Leverage  FORWARD LOOKING STATEMENTS  1  Note: Numbers may not foot due to rounding Q2 Q3 Q4 FY Q1 Q2 2017 2017 2017 2017 2018 2018 Revenue Directional Drilling 37.1 $ 38.7 $ 38.3 $ 145.2 $ 37.6 $ 43.6 $ Pressure Pumping 37.7 39.4 49.5 153.1 53.4 56.7 Pressure Control 22.3 22.5 26.5 89.8 28.0 32.0 Wireline 11.3 12.6 16.6 49.8 22.3 20.3 Total Revenue 108.4 $ 113.2 $ 130.9 $ 437.9 $ 141.3 $ 152.5 $ Segment Adjusted EBITDA Directional Drilling 4.8 $ 3.4 $ 5.5 $ 17.4 $ 2.6 $ 5.2 $ Pressure Pumping 7.8 5.8 10.5 27.8 9.9 8.9 Pressure Control 1.9 0.8 4.1 6.5 3.6 5.6 Wireline (0.7) (1.2) 1.5 (1.8) 2.6 0.8 Adjusted EBITDA1 11.7 $ 6.8 $ 18.8 $ 41.3 $ 15.5 $ 17.9 $ % Margin 10.8% 6.0% 14.4% 9.4% 11.0% 11.7% Adjusted EBIT 0.3 $ (4.4) $ 7.4 $ (4.4) $ 4.4 $ 6.8 $ % Margin 0.3% (3.9%) 5.6% (1.0%) 3.1% 4.4% Purchase of Property, Plant and Equipment 4.3 $ 4.9 $ 7.7 $ 21.2 $ 10.7 $ 30.5 $ HISTORICAL FINANCIAL SUMMARY (1) Includes unallocated corporate expense.

The QES Difference

QUINTANA ENERGY SERVICES

The QES Difference

QUINTANA ENERGY SERVICES

People	✓ Veteran operators throughout the organization ✓ Significant investment among executives and key managers
Performance	✓ Performance culture ✓ All managers armed with real-time (daily) KPI and profitability metrics to maintain focus on performance
Asset Integrity	✓ Rigorous maintenance program to minimize downtime and ensure consistency ✓ Selective evaluation of work opportunities to ensure equipment integrity
Safety	✓ Leader in safety performance ✓ Employees value safe, professional field operations
Customer Focus	✓ Long-term relationships with blue-chip customers ✓ Strong visibility into drilling and completion programs
Profitability	**Strong Return On Capital**

FORWARD LOOKING STATEMENTS 17

Appendix  18  FORWARD LOOKING STATEMENTS

Net Income to Adjusted EBITDA Reconciliation

QUINTANA ENERGY SERVICES

($ in millions)	Three Months Ended					Year Ended December 31,	
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	2017	2016
Adjustments to Reconcile Adjusted EBITDA to Net Income (loss):							
Net Income (Loss)	$ 2.1	$ (16.4)	$ 2.1	$ (8.4)	$ (3.1)	$ (21.2)	$ (154.7)
Income Tax Expense (Benefit)	0.3	0.1	0.0	0.1	-	0.1	0.2
Interest Expense	0.4	10.2	3.0	2.9	2.8	11.3	8.0
Other Income	-	-	0.1	(0.7)	-	(0.7)	-
Depreciation & Amortization Expense	11.2	11.1	11.4	11.2	11.4	45.7	78.7
Stock Based Compensation Expense	2.9	9.9	-	-	-	-	-
Fixed Asset Impairment	-	-	-	-	-	-	1.4
Goodwill Impairment	-	-	-	-	-	-	15.1
Loss (Gain) on Disposition of Assets	(0.6)	(0.1)	(0.3)	(0.3)	(0.4)	(2.6)	5.4
Transaction Expense	-	-	0.8	-	0.1	1.0	4.4
Rebranding Expense	0.1	-	-	0.0	-	0.0	2.2
Settlement Expense	0.2	0.2	0.3	1.2	0.9	3.7	1.7
Severance Expense	0.1	-	0.0	-	0.0	0.2	1.1
Equipment Standup Expense	1.3	0.5	1.4	0.8	0.0	3.7	-
Adjusted EBITDA	**$ 17.9**	**$ 15.5**	**$ 18.8**	**$ 6.8**	**$ 11.7**	**$ 41.2**	**$ (36.7)**

See Form 10-Q and Form 10-K for additional detail.

Adjusted EBITDA is not a measure of net income or cash flows as determined by GAAP. We define Adjusted EBITDA as net income plus income taxes, net interest expense, depreciation and amortization, stock based compensation expense impairment charges, net loss on disposition of assets, transaction expenses, rebranding expenses, one-time settlement expenses, severance expenses, and equipment standup expense, and less gain on bargain purchase.

(1) *Relates to assets held for sale. See Note 4 to the Quintana Energy Services LP financial statements included in this prospectus for additional detail.*
(2) *For 2016, represents a non-cash impairment charge related to our directional drilling services segment. See Note 4 to the Quintana Energy Services LP financial statements included in this prospectus for additional detail.*
(3) *For 2016, represents professional fees related to investment banking, accounting and legal services associated with entering into the Term Loan that were recorded in general and administrative expenses.*
(4) *Relates to expenses incurred in connection with rebranding our business segments in 2016, 2017 and 2018.*
(5) *Relates to the settlement of lease termination costs and retention payments in 2016 and 2017. In 2018 relates to legacy Sales and Use tax audit inherited from Archer*
(6) *Relates to severance expenses in 2016 and 2017 incurred in connection with the integration of the Archer Acquisition as well as a program implemented to reduce head count in connection with the industry downturn.*
(7) *Relates to equipment standup costs.*

FORWARD LOOKING STATEMENTS 19